EXHIBIT 99.1
Houston, Texas
November 8, 2013

FOR IMMEDIATE RELEASE - EARNINGS

ATWOOD OCEANICS, INC., announced today that the Company earned net income of $101.9 million or $1.57 per diluted share, on revenues of $292.7 million for the quarter ended September 30, 2013 compared to net income of $90.0 million or $1.37 per diluted share on revenues of $272.7 million for the quarter ended June 30, 2013 and compared to net income of $95.5 million or $1.45 per diluted share, on revenues of $252.5 million for the quarter ended September 30, 2012. For the twelve months ended September 30, 2013, the Company earned net income of $350.2 million or $5.32 per diluted share, on revenues of $1,063.7 million compared to net income of $272.2 million or $4.14 per diluted share, on revenues of $787.4 million for the twelve months ended September 30, 2012.

	For the Three Months Ended
		(Unaudited)
(In thousands, except per share amounts)	September 30, 2013	June 30, 2013	September 30, 2012
Revenues	$292,721	$272,688	$252,525
Income before Income Taxes	118,152	105,130	109,891
Provision for Income Taxes	(16,259)	(15,149)	(14,365)
Net Income	$101,893	$89,981	$95,526

Earnings per Common Share -
Basic	$1.59	$1.38	$1.46
Diluted	$1.57	$1.37	$1.45

	For the Twelve Months Ended
		(Unaudited)
(In thousands, except per share amounts)	September 30, 2013		September 30, 2012
Revenues	$1,063,663		$787,421
Income before Income Taxes	404,801		313,304
Provision for Income Taxes	(54,577)		(41,133)
Net Income	$350,224		$272,171

Earnings per Common Share -
Basic	$5.38		$4.17
Diluted	$5.32		$4.14

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
(In thousands, except per share amounts)	2013	2012	2013	2012
REVENUES:
Contract drilling	$279,318	$241,496	$1,017,923	$755,969
Revenues related to reimbursable expenses	13,403	11,029	45,740	31,452
Total revenues	292,721	252,525	1,063,663	787,421

COSTS AND EXPENSES:
Contract drilling	112,186	95,367	426,198	328,485
Reimbursable expenses	9,387	6,752	32,727	18,694
Depreciation	31,098	24,180	117,510	70,599
General and administrative	12,634	12,275	56,786	49,776
Other, net	1,039	(680)	971	457
	166,344	137,894	634,192	468,011

OPERATING INCOME	$126,377	$114,631	$429,471	$319,410

OTHER INCOME (EXPENSE)
Interest expense, net of capitalized interest	(8,256)	(4,837)	(24,903)	(6,460)
Interest Income	31	97	233	354
	(8,225)	(4,740)	(24,670)	(6,106)

INCOME BEFORE INCOME TAXES	118,152	109,891	404,801	313,304
PROVISION FOR INCOME TAXES	16,259	14,365	54,577	41,133
NET INCOME	$101,893	$95,526	$350,224	$272,171

EARNINGS PER COMMON SHARE:
Basic	$1.59	$1.46	$5.38	$4.17
Diluted	$1.57	$1.45	$5.32	$4.14
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	64,024	65,407	65,073	65,267
Diluted	64,895	65,982	65,845	65,781

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED ANALYSIS OF REVENUES AND DRILLING COSTS
(Unaudited)

	REVENUES
	Three Months Ended			Twelve Months Ended
(In millions)	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Atwood Condor	$47.9	$42.5	$32.8	$170.2	$32.7
Atwood Osprey	41.2	44.5	46.0	165.0	166.5
Atwood Eagle	37.1	31.5	32.7	131.0	132.9
Atwood Falcon	32.1	32.1	35.2	133.7	93.4
Atwood Hunter	39.6	38.7	50.1	150.3	190.2
Atwood Aurora	14.2	12.2	14.6	50.6	53.7
Atwood Beacon	14.1	14.0	17.1	56.9	48.1
Atwood Mako	13.4	13.2	4.1	52.9	4.1
Atwood Manta	14.0	13.0	—	42.8	—
Atwood Orca	14.6	9.9	—	24.5	—
Vicksburg	11.1	9.9	8.9	40.1	34.3
Reimbursable	13.4	11.2	11.0	45.7	31.5
	$292.7	$272.7	$252.5	$1,063.7	$787.4

	DRILLING COSTS
	Three Months Ended			Twelve Months Ended
(In millions)	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Atwood Condor	$15.7	$16.4	$12.7	$61.0	$12.7
Atwood Osprey	16.2	16.8	16.8	63.8	63.4
Atwood Eagle	14.9	15.5	13.6	65.4	59.9
Atwood Falcon	14.2	16.3	13.7	58.3	52.0
Atwood Hunter	11.8	11.0	12.1	44.5	47.2
Atwood Aurora	7.0	6.1	6.3	25.7	30.1
Atwood Beacon	8.2	7.0	11.0	33.7	32.4
Atwood Mako	4.6	4.8	2.9	19.9	2.9
Atwood Manta	4.6	4.8	—	16.6	—
Atwood Orca	4.8	3.7	—	8.8	—
Vicksburg	4.9	4.9	5.5	19.1	20.3
Reimbursable	9.4	8.5	6.8	32.7	18.7
Other	5.3	2.2	0.7	9.4	7.6
	$121.6	$118.0	$102.1	$458.9	$347.2

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands)	September 30, 2013	September 30, 2012
ASSETS
Cash and cash equivalents	$88,770	$77,871
Accounts receivable	199,689	167,186
Income tax receivable	4,672	5,750
Inventories of materials and supplies	121,833	80,290
Prepaid expenses and deferred costs	38,796	39,437
Total current assets	453,760	370,534

Property and equipment, net	3,164,724	2,537,340

Other receivables	11,831	11,875
Deferred costs and other assets	26,951	24,013
Total assets	$3,657,266	$2,943,762

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$95,827	$83,592
Accrued liabilities	17,653	19,603
Notes payable	8,071	5,148
Interest payable	7,945	4,875
Income tax payable	15,574	9,711
Deferred credits	10,822	13,738
Total current liabilities	155,892	136,667

Long-term debt	1,263,232	830,000
Deferred income taxes	7,975	8,791
Deferred credits	1,176	8,928
Other	21,620	19,954
Total long-term liabilities	1,294,003	867,673

Commitments and contingencies

Preferred stock, no par value, 1,000 shares authorized, none outstanding	—	—
Common stock, $1.00 par value, 90,000 shares authorized with 64,057 and 65,452 issued and outstanding at September 30, 2013 and 2012, respectively	64,057	65,452
Paid-in capital	183,390	160,540
Retained earnings	1,961,405	1,716,441
Accumulated other comprehensive loss	(1,481)	(3,011)
Total shareholders' equity	2,207,371	1,939,422
Total liabilities and shareholders' equity	$3,657,266	$2,943,762

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED
STATEMENTS OF CASH FLOWS
(Unaudited)

	Years Ended September 30,
(In thousands)	2013	2012	2011
Cash flows from operating activities:
Net income	$350,224	$272,171	$271,674
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	117,510	70,599	43,597
Amortization of debt issuance costs and bond premium	4,184	3,625	2,363
Amortization of deferred items	1,040	(4,337)	3,333
Provision for doubtful accounts	3,871	—	—
Provision for inventory obsolescence	1,711	765	735
Deferred income tax benefit	(816)	(989)	(1,065)
Share-based compensation expense	14,231	10,402	6,314
Other, net	977	457	4,847
Change in assets and liabilities:
Accounts receivable	(36,330)	(80,013)	13,214
Income tax receivable	1,078	(119)	10,421
Inventory	(43,254)	(23,395)	(6,249)
Prepaid expenses	(712)	(6,386)	845
Deferred costs and other assets	(19,706)	(32,597)	(10,379)
Accounts payable	11,440	27,536	(1,173)
Accrued liabilities	1,430	(7,096)	4,440
Bond premium	8,500	—
Income tax payable	5,863	1,250	(17,906)
Deferred credits and other liabilities	10,869	23,730	14,777
Net cash provided by operating activities	432,110	255,603	339,788

Cash flows from investing activities:
Capital expenditures	(745,223)	(785,083)	(514,858)
Proceeds from sale of assets	147	7,646	218
Net cash used in investing activities	(745,076)	(777,437)	(514,640)

Cash flows from financing activities:
Proceeds from issuance of bonds	200,000	450,000	—
Proceeds from bank credit facilities	400,000	310,000	345,000
Principal payments on bank credit facilities	(175,000)	(450,000)	(55,000)
Proceeds from notes payable	14,095	5,148	9,092
Principal payments on notes payable	(11,172)	(5,461)	(3,631)
Repurchase and retirement of common shares	(107,260)	—	—
Proceeds from exercise of stock options	9,224	5,546	6,192
Debt issuance costs paid	(6,022)	(10,530)	(12,322)
Net cash provided by financing activities	323,865	304,703	289,331
Net increase (decrease) in cash and cash equivalents	$10,899	$(217,131)	$114,479
Cash and cash equivalents, at beginning of period	$77,871	$295,002	$180,523
Cash and cash equivalents, at end of period	$88,770	$77,871	$295,002

Atwood Oceanics, Inc. is a global offshore drilling contractor engaged in the drilling and completion of exploratory and developmental oil and gas wells. The company currently owns 13 mobile offshore drilling units and is constructing four ultra-deepwater drillships. The company was founded in 1968 and is headquartered in Houston, Texas. Atwood Oceanics, Inc. common stock is traded on the New York Stock Exchange under the symbol "ATW."

Contact: Mark L. Mey
(281) 749-7902